                                                                    Exhibit 10.2

                                            CONFIDENTIAL MATERIALS OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE OMISSIONS.

                                  AMENDMENT TO
                               AND TERMINATION OF
                        AOL ADVERTISING INSERTION ORDER

         This AMENDMENT TO AND TERMINATION OF AOL ADVERTISING INSERTION ORDER (this "Amendment and Termination Agreement") is entered into as of August 22, 2000 by and between America Online, Inc. ("AOL") and VitaminShoppe.com, Inc. ("Advertiser").

                              W I T N E S S E T H:

         WHEREAS, AOL and Advertiser are parties to that certain AOL Advertising Insertion Order dated September 24, 1999 (the "Agreement"); and

         WHERAS, AOL and Advertiser desire to amend the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

         1. Section 1 of the Agreement, which sets forth a payment schedule, shall be amended by adding the following subsection C:

                  Advertiser shall pay AOL [*****] on the business day that follows the date on which this Amendment and Termination Agreement is fully executed by AOL and Advertiser. Upon receipt of such payment, AOL shall release Advertiser from any and all other payments due under the Agreement, including those due under subsection A above on the six-month, nine-month, twelve-month, fifteen-month, and eighteen-month anniversaries of the date of the Agreement.

         2. The portions of Exhibit E to the Agreement which relate to the time period from August 23, 2000 through October 15, 2000 shall be amended to reflect the carriage plan attached hereto as Schedule 1.

         3. Notwithstanding paragraph 4 of Exhibit A to the Agreement, the Agreement shall terminate on [*****]. This termination shall be subject to survival of only those terms expressly identified for survival in the Agreement.

         4. In exchange for AOL's release of Advertiser's payment obligations as set forth above and agreement to early termination of this Agreement, Advertiser hereby releases and forever discharges AOL and all of its affiliates from any and all claims, demands, or other obligations or liabilities of any kind whatsoever, whether known or unknown or based on facts now known or unknown, arising from, relating to or concerning the Agreement that arose on or prior to the date of this Amendment and Termination

                                            CONFIDENTIAL MATERIALS OMITTED AND
                                            FILED SEPARATELY WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION.
                                            ASTERISKS DENOTE OMISSIONS.


Agreement. In exchange for Advertiser's amendment of AOL's carriage obligations as set forth above and agreement to early termination of this Agreement, AOL hereby releases and forever discharges Advertiser and all of its affiliates from any and all claims, demands, or other obligations or liabilities of any kind whatsoever, whether known or unknown or based on facts now known or unknown, arising from, relating to or concerning the Agreement that arose on or prior to the date of this Amendment and Termination Agreement.

     5. Without limiting the last sentence of paragraph 16 of Exhibit A to the Agreement,

     Neither party shall make any public statements regarding the other party which relate to the Agreement, either party's performance under the Agreement, or this Amendment and Termination Agreement, including without limitation, the terms of the Agreement, the existence of this Amendment and Termination Agreement, or the terms of this Amendment and Termination Agreement, without the prior approval of the other party except as such Party may be advised by counsel in advance and in a written opinion that the specific disclosure to be made is required by applicable law, regulation, or court order, or rules or regulations applicable to such party.

     6. Except as set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                             AMERICA ONLINE, INC.

                                             By: /s/ Eric L. Keller
                                             Name: Eric L. Keller
                                             Title: Senior Vice President


                                             VITAMINSHOPPE.COM, INC.

                                             By: /s/ Ann M. Sardini
                                             Name: Ann M. Sardini
                                             Title: Chief Financial Officer

                                   Schedule 1

AOL Service

                                                                  FLIGHTS
                                                  COPY SIZE       START           END
-----------------------------------------------------------------------------------------------

Welcome Screen Impressions                                          TBD           TBD

Run of Health                                       234x60        [*****]       [*****]
Premium Alt Medicine Health Package                 234x60        [*****]       [*****]
Premium Arthritis Health Package                    234x60        [*****]       [*****]
Premium Cholestrol Health Package                   234x60        [*****]       [*****]
Premium Depression Health Package                   234x60        [*****]       [*****]
Premium Diabetes Health Package                     234x60        [*****]       [*****]
Premium Diet/Nutrition Health Package               234x60        [*****]       [*****]
Premium Eating Well Health Package                  234x60        [*****]       [*****]
Premium Eye Health Package                          234x60        [*****]       [*****]
Premium Fitness Health Package                      234x60        [*****]       [*****]
Premium Mens Health Package                         234x60        [*****]       [*****]
Premium Menopause Health Package                    234x60        [*****]       [*****]
Premium Pain Relief Health Package                  234x60        [*****]       [*****]
Premium High Blood Pressure Health Package          234x60        [*****]       [*****]
Premium Men's Health Package                        234x60        [*****]       [*****]
Premium Menopause Health Package                    234x60        [*****]       [*****]
Premium Osteoporosis Health Package                 234x60        [*****]       [*****]
Premium Pain Relief Health Package                  234x60        [*****]       [*****]
Premium PMS Health Package                          234x60        [*****]       [*****]
Premium Pregnancy Health Package                    234x60        [*****]       [*****]
Premium Seniors Health Package                      234x60        [*****]       [*****]
Premium Sexual Health Package                       234x60        [*****]       [*****]
Premium Smoking Cessation Health Package            234x60        [*****]       [*****]
Premium Stress Health Package                       234x60        [*****]       [*****]
Premium Women's Health Package                      234x60        [*****]       [*****]
Run of Women's Channel                              234x60        [*****]       [*****]
E-Mail In-Box                                       175x45        [*****]       [*****]
Conditions Center-ADHD                              468x60        [*****]       [*****]
Conditions Center-Allergies                         468x60        [*****]       [*****]
Conditions Center-Back Pain                         468x60        [*****]       [*****]
Conditions Center-Diabetes                          468x60        [*****]       [*****]
Conditions Center-Fibromyalgia                      468x60        [*****]       [*****]
Conditions Center-Heart Attack                      468x60        [*****]       [*****]
Conditions Center-Heartburn                         468x60        [*****]       [*****]
Conditions Center-Hepatitus C                       468x60        [*****]       [*****]
Conditions Center-Lupus                             468x60        [*****]       [*****]
Conditions Center-Menopause                         468x60        [*****]       [*****]
Conditions Center-MS                                468x60        [*****]       [*****]
Conditions Center-UTI                               468x60        [*****]       [*****]
Run of Interests                                    234x60        [*****]       [*****]



Run of Games                                        234x60        [*****]       [*****]
Run of Women's Channel                              234x60        [*****]       [*****]
Run of Travel Channel                               468x60        [*****]       [*****]

=======================================================================================
TOTAL IMPRESSIONS: [*****]
=======================================================================================

=======================================================================================
NETSCAPE                                                            FLIGHTS
                                                   COPY SIZE       START         END
---------------------------------------------------------------------------------------

Run of Health-General                               468x60        [*****]       [*****]
Run of Health                                       194x15        [*****]       [*****]
Netscape ROS                                        468x60        [*****]       [*****]

=======================================================================================
TOTAL IMPRESSIONS: [*****]
=======================================================================================

=======================================================================================
COMPUSERVE                                                          FLIGHTS
                                                   COPY SIZE        START         END
---------------------------------------------------------------------------------------

Health Channel Pop-Up                               200x250        [*****]      [*****]
Health Channel Pop-Up                               200x250        [*****]      [*****]
Run of Health-Fitness                               120x60         [*****]      [*****]
Run of Health-Fitness                               468x60         [*****]      [*****]
CompuServe-What's New                               234x60         [*****]      [*****]
CompuServe ROS                                                     [*****]      [*****]
                                                    120x60/175x4
                                                    5
News-Main                                           120x60         [*****]      [*****]

=======================================================================================
TOTAL IMPRESSIONS: [*****]
=======================================================================================

=======================================================================================
SEARCH 2000                                                        FLIGHTS
                                                   COPY SIZE       START           END
---------------------------------------------------------------------------------------

Search Directory Sponsorship: Health-GOLD           120x60         [*****]      [*****]

=======================================================================================
TOTAL IMPRESSIONS: [*****]
=======================================================================================

=======================================================================================
OXYGEN MEDIA                                                        FLIGHTS
                                                    COPY SIZE       START          END
---------------------------------------------------------------------------------------

Oxygen-AOL.com-Thrive Online-Serenity               468x60         [*****]      [*****]
Oxygen-Thrive-Medical                               468x60         [*****]      [*****]

=======================================================================================
TOTAL IMPRESSIONS: [*****]
=======================================================================================

=======================================================================================


ALL OTHERS                                                          FLIGHTS
                                                    COPY SIZE       START          END
---------------------------------------------------------------------------------------

Gateway-Health & FItness                            120x60          [*****]     [*****]
Run of Gateway                                                      [*****]     [*****]
                                                    468x60/175x4
                                                    5

TOTAL IMPRESSIONS: [*****]
=======================================================================================